UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: December 27, 2018

IONIX TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

Nevada	000- 54485	45-0713638
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4F, Tea Tree B Building, Guwu Sanwei Industrial Park, Xixiang Street

Baoan District

Shenzhen, Guangdong Province, China 518000

(Address of principal executive offices)

+(86) 138 8954 0873

(Registrant’s telephone number, including area code)

(Former Name and Address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains forward-looking statements that involve significant risks and uncertainties, principally in the sections entitled “Description of Business,” “Risk Factors,” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” All statements other than statements of historical fact contained in this Current Report on Form 8-K, including statements regarding future events, our future financial performance, business strategy and plans and objectives of management for future operations, are forward-looking statements. We have attempted to identify forward-looking statements by terminology including “anticipates,” “believes,” “can,” “continue,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” “should” or “will” or the negative of these terms or other comparable terminology. Although we do not make forward-looking statements unless we believe we have a reasonable basis for doing so, we cannot guarantee their accuracy. These statements are only predictions and involve known and unknown risks, uncertainties and other factors which may cause our or our industry’s actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. Important factors that could cause such differences include, but are not limited to:

•	We may face heightened competition from existing mature competitors as well as new entrants into the industries in which we compete within the PRC. If we are unable to compete effectively, we may lose customers and our financial results will be adversely affected.

•	We conduct our business through our PRC operating entity by means of VIE arrangements and contractual arrangements. If the PRC courts or administrative authorities determine that these contractual arrangements do not comply with applicable regulations, we could be subject to severe penalties and our business could be adversely affected.

Moreover, new risks emerge from time to time and it is not possible for us to predict all risk factors, nor can we address the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause our actual results to differ materially from those contained in any forward-looking statements.

Except as required by applicable law, we do not intend to update any of the forward-looking statements to conform them to actual results.

EXPLANATORY NOTES

As used in this Current Report on Form 8-K, all references hereinafter to the “Company,” “we,” “our” and “us” (i) for periods prior to the closing of the Transaction (defined herein) refer to Ionix Technology, Inc. and its wholly owned subsidiaries only, including Well Best International Investment Limited (HK) (“Well Best (HK)”) and Changchun Fangguan Photoelectric Display Technology Co. Ltd. (PRC) (“Fangguan Photoelectric”) and (ii) for periods subsequent to the closing of the Transaction refer to Ionix Technology, Inc., its wholly owned subsidiaries, as well as Changchun Fangguan Electronics Technology Co., Ltd. (PRC) (“Fangguan Electronics”), which is a PRC variable interest entity which we control through contractual agreements.

In addition, unless the context otherwise requires, in this Form 8-K:

•    “Common Stock” refers to our common stock, par value $0.0001 per share;

•    “China” or “PRC” refers to the People’s Republic of China, excluding the Hong Kong Special Administrative Region, the Macau Special Administrative Region and Taiwan;

•    “RMB” or “Renminbi” refers to Renminbi yuan, the legal currency of China; and

•    “$”, “US$” or “U.S. dollars” refers to the legal currency of the United States.

For convenience, certain amounts in Renminbi have been converted to US dollars at an exchange rate in effect at the date of the related financial statements or the related event. Assets and liabilities are translated at the exchange rate as of the balance

ITEM 1.01 – ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On December 27, 2018, Ionix Technology, Inc. (the “Company”), a Nevada corporation, entered into a Share Purchase Agreement (the “Purchase Agreement”) with Jialin Liang and Xuemei Jiang, each of whom are shareholders (the “Shareholders”) of Fangguan Electronics. Pursuant to the terms of the Purchase Agreement, the Shareholders, who together own 95.14% of the ownership rights in Fangguan Electronics, agreed to execute and deliver the Business Operation Agreement dated December 27, 2018 (the “Business Operation Agreement”), the Equity Interest Pledge Agreement dated December 27, 2018 (the “Equity Interest Pledge Agreement”), the Equity Interest Purchase Agreement dated December 27, 2018 (the “Equity Interest Purchase Agreement”), the Exclusive Technical Support Service Agreement dated December 27, 2018 (the “Services Agreement”) and the Power of Attorney dated December 27, 2018 (the “Power of Attorney” and together with the Business Operation Agreement, the Equity Interest Pledge Agreement, the Equity Interest Pledge Agreement and the Services Agreement, the “VIE Transaction Documents”) to the Company in exchange for the issuance of an aggregate of 15,000,000 shares of the Company’s common stock, par value $.0001 per share (the “Common Stock”), thereby causing Fangguan Electronics to become the Company’s variable interest entity. The entirety of the transaction will hereafter be referred to as the “Transaction.”

The foregoing description of the Transaction does not purport to be complete and is qualified in its entirety by reference to the complete text of the Purchase Agreement, which is filed as Exhibit 2.1 hereto and incorporated herein by reference.

ITEM 2.01 – COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

THE TRANSACTION

As discussed in Item 1.01 above, which is incorporated herein by reference, on December 27, 2018, the Company entered into the Purchase Agreement with the Shareholders. Pursuant to the terms of the Purchase Agreement, the Shareholders agreed to execute and deliver the VIE Transaction Documents to the Company in exchange for the issuance of an aggregate of 15,000,000 shares of the Company’s Common Stock, thereby causing Fangguan Electronics to become a variable interest entity of the Company. Upon the closing of the Transaction on December 27, 2018, the Shareholders executed and delivered each of the VIE Transaction Documents to the Company in exchange for 15,000,000 shares of the Company’s Common Stock. Following the Transaction, the Company has a total of 114,003,000 shares of Common Stock issued and outstanding.

The shares of the Company’s Common Stock issued in connection with the Transaction were not registered under the Securities Act and were issued in reliance upon the exemptions from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”). The securities issued in this transaction may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements. Accordingly, the certificates representing these shares contain a restrictive legend stating the same.

Changes Resulting from the Transaction

As a result of the Transaction, the Company, through its subsidiaries and variable interest entity, is now engaged in the business of the research and development, manufacturing, and marketing of liquid crystal materials, displays and modules in the PRC. All business operations are conducted through our wholly-owned subsidiaries, including Fangguan Photoelectric, and through Fangguan Electronics, our variable interest entity. Fangguan Electronics is considered to be a variable interest entity because we do not have any direct ownership interest in it, but, as a result of a series of contractual agreements between Fangguan Photoelectric, our wholly-owned subsidiary, and Fangguan Electronics and its shareholders, we are able to exert effective control over Fangguan Electronics and receive 100% of the net profits or net losses derived from the business operations of Fangguan Electronics. The contractual agreements are more fully described below.

Accounting Treatment

The Transaction will be accounted for as a business combination using the acquisition method of accounting. After completion of the Transaction, the assets, liabilities and the operations of Fangguan Electronics subsequent to the Transaction date will be included in the Company’s consolidated financial statements.

DESCRIPTION OF THE COMPANY

Corporate Structure

Ionix Technology, Inc., formerly known as Cambridge Projects Inc., is a Nevada corporation that was formed on March 11, 2011. On November 30, 2015, the Company changed its name from “Cambridge Projects Inc.” to “Ionix Technology, Inc. By and through its wholly owned subsidiaries in China, the Company sells high-end intelligent electronic equipment, which includes portable power banks for electronic devices and LCD screens in China. As a result of the Transaction described in this Item 2.01, Fangguan Electronics became a variable interest entity of the Company.

We are engaged in the business of research and development, manufacturing, and marketing of liquid crystal materials, displays and modules in the PRC. The Company operates through a corporate structure consisting of subsidiaries, variable interest entities (“VIE”), and contractual arrangements. A VIE is a term used by the U.S. Financial Accounting Standards Board to describe a legal business structure whose financial support comes from another corporation which exerts control over the VIE. All of the Company’s business operations are structured around a series of contractual agreements, the VIE Transaction Documents, including the ones between Fangguan Photoelectric, our wholly-owned subsidiary, and Fangguan Electronics and its shareholders. Through the VIE Transaction Documents, we are able to exert effective control over Fangguan Electronics and receive 100% of the net profits derived from the business operations of Fangguan Electronics. The VIE Transaction Documents are more fully described below.

The chart below depicts the relevant portion of the corporate structure of the Company as of the date of this Current Report on Form 8-K. The Company owns 100% of the capital stock of Well Best (HK), Well Best (HK) owns 100% of the capital stock of Fangguan Photoelectric, and Fangguan Electronics is a VIE of the Company which is controlled by the Company through VIE Transaction Documents between Fangguan Photoelectric and the Shareholders of Fangguan Electronics.

Ionix Technology, Inc. (a Nevada corporation)

100%

Well Best International Investment Limited (HK) (a Hong Kong Corporation)

100%

Changchun Fangguan Photoelectric Display Technology Co. Ltd. (PRC) (a PRC limited liability company)

VIE

Contractual

Agreements

Changchun Fangguan Electronics Technology Co., Ltd. (PRC). (a PRC limited liability company)

Description of VIE Transaction Documents

The material contractual agreements between Fangguan Photoelectric, Fangguan Electronics and its shareholders consist of the following agreements:

Business Operation Agreement – This agreement allows Fangguan Photoelectric to manage and operate Fangguan Electronics. Under the terms of the Business Operation Agreement, Fangguan Photoelectric may direct the business operations of Fangguan Electronics, including, but not limited to, borrowing money from any third party, distributing dividends or profits to shareholders, adopting corporate policy regarding daily operations, financial management, and employment, and appointment of directors and senior officers. A copy of the Business Operation Agreement is attached hereto as Exhibit 10.1 and is hereby incorporated by reference.

Exclusive Technical Support Service Agreement – This agreement allows Fangguan Photoelectric to collect 100% of the net profits of Fangguan Electronics. Under the terms of the Service Agreement, Fangguan Photoelectric is the exclusive provider of equipment, advice and consultancy to Fangguan Electronics related to its general business operations, among other things. Fangguan Photoelectric owns all intellectual property rights arising from its performance under the Service Agreement. A copy of the Service Agreement is attached hereto as Exhibit 10.2, and is hereby incorporated by reference.

Power of Attorney – The Shareholders have each executed and delivered to Fangguan Photoelectric a Power of Attorney pursuant to which Fangguan Photoelectric has been granted the Shareholders’ voting power in Fangguan Electronics. Each Power of Attorney is irrevocable and does not have an expiration date. A copy of each Power of Attorney is attached hereto as Exhibit 10.3 and Exhibit 10.4, and is hereby incorporated by reference.

Equity Interest Purchase Agreement – Fangguan Photoelectric and the Shareholders entered into an exclusive option agreement pursuant to which the Shareholders have granted Fangguan Photoelectric or its designee(s) the irrevocable right and option to acquire all or a portion of such Shareholders’ equity interests in Fangguan Electronics. Pursuant to the terms of the agreement, Fangguan Photoelectric and the Shareholders have agreed to certain restrictive covenants to safeguard the rights of Fangguan Photoelectric under the Equity Interest Purchase Agreement. Fangguan Photoelectric may terminate the Equity Interest Purchase Agreement upon prior written notice. The Option Agreement is valid for a period of five (5) years from the effective date, which may be extended by Fangguan Photoelectric. A copy of the Equity Interest Purchase Agreement is attached hereto as Exhibit 10.5, and is hereby incorporated by reference.

Equity Interest Pledge Agreement – Fangguan Photoelectric and the Shareholders entered into an agreement pursuant to which the Shareholders have pledged all of their equity interests in Fangguan Electronics to Fangguan Photoelectric. The Equity Interest Pledge Agreement serves to guarantee the performance by Fangguan Electronics of its obligations under the VIE Transaction Documents. Pursuant to the terms of the Equity Interest Pledge Agreement, the Shareholders have agreed to certain restrictive covenants to safeguard the rights of Fangguan Photoelectric. Upon an event of default under the agreement, Fangguan Photoelectric may foreclose on the pledged equity interests. A copy of the Equity Interest Pledge Agreement is attached hereto as Exhibit 10.6 and is hereby incorporated by reference.

ITEM 9.01 – FINANCIAL STATEMENTS AND EXHIBITS

(a)        Financial Statements of Businesses Acquired.

In accordance with Item 9.01(a)(4), Fangguan Electronics’ audited financial statements will be filed by amendment to this Current Report on Form 8-K no later than 71 calendar days after the date of initial filing of this Form 8-K; and

(b)       Pro Forma Financial Information.

In accordance with Item 9.01(b)(2), pro forma financial statements will be filed by amendment to this Current Report on Form 8-K no later than 71 calendar days after the date of initial filing of this Form 8-K.

(d)       Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

Exhibit No.	Description

2.1	Share Purchase Agreement dated December 27, 2018 by and between Ionix Technology, Inc., Changchun Fangguan Electronics Technology Co., Ltd. and the shareholders of Changchun Fangguan Electronics Technology Co., Ltd.

10.1	Business Operation Agreement dated December 27, 2018 by and between Changchun Fangguan Photoelectric Display Technology Co., Ltd., Changchun Fangguan Electronics Technology Co., Ltd., Jialin Liang and Xuemei Jiang.

10.2	Exclusive Technical Support Service Agreement dated December 27, 2018 by and between Changchun Fangguan Photoelectric Display Technology Co., Ltd. and Changchun Fangguan Electronics Technology Co., Ltd.

10.3	Power of Attorney dated December 27, 2018 by Jialin Liang.

10.4	Power of Attorney dated December 27, 2018 by Xuemei Jiang.

10.5	Equity Interest Purchase Agreement dated December 27, 2018 by and between Changchun Fangguan Photoelectric Display Technology Co., Ltd., Changchun Fangguan Electronics Technology Co., Ltd., Jialin Liang and Xuemei Jiang.

10.6	Equity Interest Pledge Agreement dated December 27, 2018 by and between Changchun Fangguan Photoelectric Display Technology Co., Jialin Liang and Xuemei Jiang

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ionix Technology, Inc.

Date: December 27, 2018

/s/ Yubao Liu

---------------------------------

By:	Yubao Liu
Duly Authorized officer, Chief Executive Officer